Exhibit 99.2


                           SUMMARY OF PROPOSED TERMS

This term sheet creates no binding rights or obligations in favor of any party. A binding commitment with respect to the transaction referred to below will result only from the execution of all necessary definitive documentation. This term sheet is for discussion purposes only. It does not constitute an offer to buy or sell any securities, nor shall it be construed as a binding agreement of any kind or a commitment to enter into, or offer to enter into, any agreement or to consummate any transaction.

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Company:                                                Pliant Corporation (the "Company")

Transaction Structure(1):                               An out-of court exchange offer (with minimum 97%
                                                        acceptance threshold), a "pre-packaged" Chapter 11
                                                        or a "pre-negotiated" Chapter 11.

         Revolving Credit Facility:                     Unimpaired

         1st Lien Notes:                                Unimpaired

         2nd Lien Notes:                                Unimpaired

         Trade and Other General Unsecured              Unimpaired
         Creditors

         13.0% Senior Subordinated Notes                o   The December 1, 2005 interest payment due
         (the "Old Notes"):                                 on  the Old Notes will be paid by the Company's
                                                            issuance of $20.0 million in "tack-on" 1st Lien
                                                            Notes(2) issued under the 1st Lien Indenture (the
                                                            "Tack-On Notes")
                                                        o   Each holder of Old Notes who consents to the
                                                            proposed restructuring (and votes in favor of a
                                                            plan of reorganization that implements the
                                                            proposed restructuring) will receive a cash
                                                            consent fee equal to 1% of the principal amount of
                                                            the Old Notes held by such holder (the "Consent
                                                            Fee")(3)

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(1) Transaction structure subject to tax review

(2) If (i) the restructuring is implemented through a Chapter 11 proceeding and (ii) the Bankruptcy Court determines that issuance of the Tack-On Notes to the Old Note holders would result in an impairment of the 1st Lien Note Holders or the 2nd Lien Note Holders, then the Company will issue to holders of the Old Notes, in lieu of the Tack-On Notes, new unsecured subordinated notes permitted by the 1st Lien Indenture and the 2nd Lien Indenture and in an amount reasonably equivalent to the face value of the Tack-On Notes.
(3) If (i) the restructuring is implemented through a Chapter 11 proceeding and (ii) the Bankruptcy Court determines that payment of the Consent Fee would result in an impairment of the 1st Lien Note Holders or the 2nd Lien Note Holders, then the Series AA Preferred Stock will be split between holders of the Old Notes and holders of the Existing Series A Preferred 80% and 20%, respectively, and the Consent Fee will be eliminated.


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
                                                        o   In addition to the Tack-On Notes, holders of the
                                                            Old Notes will receive, in full satisfaction of
                                                            the Old Notes, (a) $260 million of Series AA
                                                            Exchangeable Redeemable Preferred Stock (77.5% of
                                                            total Series AA), and (b) 30.0%(4) of
                                                            fully-diluted (subject to management equity
                                                            incentive compensation) Common Equity (following
                                                            conversion of Series A Preferred into Common
                                                            Equity) with remainder of Common Equity divided
                                                            between Series A Preferred and Old Equity

         Series A Preferred and Old Equity:             o   The Existing Series A Preferred will convert into
                                                            (a) $75.5 million of Series AA Exchangeable
                                                            Redeemable Preferred Stock (22.5% of total Series
                                                            AA), and (b) [TBD]% of new Common Equity
                                                        o   Existing Common Shares ("Old Equity") will remain
                                                            outstanding and held by the current shareholders,
                                                            but will be subject to dilution first from the
                                                            Series A Preferred, and by holders of the Old
                                                            Notes up to the point (in the latter case) that a
                                                            change of control is not triggered.
                                                        o   Old Series A and Old Equity will receive, in
                                                            aggregate, 70% of the new Common Equity.

Management:                                             o   Existing Series B Preferred Stock held by
                                                            management shall be extinguished and shall have no
                                                            value. A new Series M Preferred Stock will be
                                                            created to incentivize management to maximize the
                                                            value of the restructured Company. The design of
                                                            the Series M Preferred Stock will be substantially
                                                            similar to the design of the Series B Preferred
                                                            Stock, but with appropriate adjustments to reflect
                                                            the modified capital structure. The Series M
                                                            Preferred Stock will be entitled to 8% of the
                                                            equity value of the restructured Company on a
                                                            fully diluted basis.

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(4) Percentage subject to change to ensure change in control is not triggered


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                                                        o   One half of one percent (0.5%) of the equity value
                                                            included in such management equity incentive
                                                            program can only be distributed to management with
                                                            the consent of the majority holders of the Series
                                                            AA Preferred.

Series AA Exchangeable Redeemable                       o   $335.56 million liquidation preference
Preferred Stock(4):                                     o   Dividends - PIK quarterly at 13%
                                                        o   Company may redeem at any time at principal plus
                                                            accrued dividends.
                                                        o   Ability to force IPO after 3 years and sale of Company
                                                            after 4 years
                                                        o   Ability of holders of a majority of the Series AA
                                                            Preferred (excluding the Series AA Preferred held
                                                            by holders of (i) Existing Series A Preferred, and
                                                            (ii) Old Equity) to convert the entire Series AA
                                                            Preferred to 99.9% of common stock if the Series
                                                            AA Preferred is not redeemed within 5 years after
                                                            issuance
                                                        o   Freely tradable at time of closing
                                                        o   Other customary terms and conditions

Board Representation:                                   Board of Directors to consist of seven members. Old Equity
                                                        entitled to four Board seats.   Senior Subordinated
                                                        Noteholders entitled to two Board seats.  CEO retains
                                                        current Board seat.

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(4) Series AA Preferred Stock to be structured in such a manner that they are not considered debt for accounting purposes